UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Paragon Drive, Montvale, NJ 07645
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share	BCPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In order to rebalance the number of directors serving in each class of the Board of Directors (the “Board”) of Balchem Corporation, a Maryland corporation (the “Company”), so that each of the three classes shall consist, as nearly as possible, of one-third of the total number of directors, in accordance with Article III, Section 2 of the Company’s by-laws, effective as of September 20, 2024, (1) Daniel Knutson resigned from his position as Class 2 director and was immediately elected by the Board as Class 3 director; (2) Joyce Lee resigned from her position as Class 2 director and was immediately elected by the Board as Class 3 director; (3) Monica Vicente resigned as Class 2 director and was immediately elected to the Board as Class 1 director; and (4) Kathleen Fish resigned as Class 1 director and was immediately elected to the Board as Class 2 director.

The above resignations and re-elections were effected solely for the purpose of reclassification, and for all other purposes, the respective directors’ service on the Board is deemed to have continued uninterrupted.

The Board now consists of three Class 1 directors whose term will expire at the annual meeting of shareholders to be held in 2025, two Class 2 directors whose term will expire at the annual meeting of shareholders to be held in 2027, and three Class 3 directors whose term will expire at the annual meeting of shareholders to be held in 2026.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On September 18, 2024, the Board adopted a resolution providing that the Company elected to be subject to 3-804(c) of the Maryland General Corporation Law, which provides that all vacancies on the Board may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. The Company filed Articles Supplementary reflecting such election with the State Department of Assessments and Taxation of the State of Maryland on September 19, 2024. The summary above is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Articles Supplementary
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION
(Registrant)

	By:	/s/ Hatsuki Miyata
Hatsuki Miyata
Executive Vice President, General Counsel and Secretary

Date: September 20, 2024